Exhibit 25.1

                                  FORM T-1

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)


                            THE BANK OF NEW YORK

            (Exact name of trustee as specified in its charter)


      New York                                                 13-5160382
(State of incorporation                                    (I.R.S. employer
if not a national bank)                                    identification no.)

   One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)


                            GROVE HOLDINGS, INC.
            (Exact name of obligor as specified in its charter)


         Delaware                                            25-18942000

(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification No.)

1565 Buchanan Trail East
Shady Grove, Pennsylvania                                  17256
(Address of principal executive offices)                  (Zip code)


                        Notes and Trust Certificates

                         (14% Debentures due 2007)


1.  General information.  Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

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             Name                                          Address
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    Superintendent of Banks of the                   2 Rector Street,
    State of New York                                New York, N.Y. 10006,
                                                     and Albany, N.Y. 12203

    Federal Reserve Bank of New York                 33 Liberty Plaza,
                                                     New York, N.Y.  10045

    Federal Deposit Insurance Corporation            Washington, D.C.  20429

    New York Clearing House Association              New York, New York  10005


    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and rule 24 of the Commission's Rules of Practice.

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                 SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 4th day of September, 2001.


                                                THE BANK OF NEW YORK


                                                By: /s/ Patricia Gallagher
                                                    --------------------
                                                    Patricia Gallagher
                                                    Authorized Signatory